- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE    L
- --------------------------------------------------------------------------------
     PAGE  OF   PAGES
       1          5
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     P00020
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
     30 DEC 93
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.
     N00024-94-FR-91567
- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)
     4-303-91567
- --------------------------------------------------------------------------------
6.   ISSUED BY                                                      CODE  N00024
     NAVAL SEA SYSTEMS COMMAND
     BUYER/SYMBOL:LCDR MARK HUNTER, SEA 02223
     2531 JEFFERSON DAVIS HWY
     ARLINGTON, VA 22242-5160
     PHONE: Area Code 703/602-3102
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY (if other than item 6)                         CODE  N03124
     SUPERVISOR OF SHIPBUILDING,
     CONVERSION AND REPAIR,USN
     NEW ORLEANS, LA 70146
- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     CEC NO:  60004899F
       AVONDALE INDUSTRIES, INC.
       GRP DIVISION
       P.O.. BOX 2309
       GULFPORT, MS  39505
     TIN NO.   391097012
- --------------------------------------------------------------------------------
     CAGE CODE: ICC97           FACILITY CODE:
- --------------------------------------------------------------------------------
     9A.  ADMENDMENT OF SOLICITATION NO.
- --------------------------------------------------------------------------------
     9B.  DATED (SEE ITEM 11)
- --------------------------------------------------------------------------------
     10A. MODIFICATION OF  CONTRACT/ORDER NO.
X         N00024-89-C-2162
- --------------------------------------------------------------------------------
     10B. DATED (SEE ITEM 13)
          89 OCT 03
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO ADMENDMENTS OF SOLICITATIONS
- --------------------------------------------------------------------------------
     The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers___ is extended, ___ is not extended.  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendments acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change my be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (If required)
       See Attached
- --------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         AUTHORITY OF FAR 43.103(B)
- --------------------------------------------------------------------------------
X    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         THE CHANGES CLAUSE AND MUTUAL AGREEMENT OF THE PARTIES
- --------------------------------------------------------------------------------
     D.  OTHER (Specify type of modification and authority)
- --------------------------------------------------------------------------------
     E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      SEE PAGE 2

      Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- --------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)
      ALBERT L. BOSSIER, JR.
      PRESIDENT AND CEO
- --------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR
      /s/ Albert L. Bossier, Jr
     ----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED
     12/30/93
- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     STEPHEN J. FILAN
     CONTRACTING OFFICER
- --------------------------------------------------------------------------------
16B. UNITED STATES OF  AMERICA
     BY /s/ Stephen J. Filan
     ------------------------------------
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED
     1-25-94
- --------------------------------------------------------------------------------
NSN 7540-01-152-8070                         STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                    Prescribed by GSA
                                             FAR (48 CFR) 53.243
- --------------------------------------------------------------------------------

WHEREAS, Avondale Industries, Inc. (AII) (the Contractor) has submitted numerous Requests for Equitable Adjustments (REAs) to the pricing and delivery schedules for this Contract N00024-89-C-2162 and other Navy Contracts, as updated and supplemented by additional submissions and representations at various times listed in Attachment A hereto; and

WHEREAS, the Contractor has certified the REAs and all supporting data in accordance with the requirements of the Truth in Negotiations Act, 10 U.S.C. 2306a, Section(c)(1) of the Contracts Disputes Act of 1978 (41 U.S.C. 605(c)(1), and P-L 95-485, Section 813; and

WHEREAS, the parties hereto desire to effect the full and final settlement of all the REAs listed in Attachment A hereto which arose out of or relate to this contract; and

WHEREAS, the Contractor agrees that this settlement includes a full and final release of REAs, claims, requests for reformation, requests for rescission and any other request for relief including any and all past, present and potential future requests for equitable adjustments, claims, causes of action, suits, damages, demands, costs, expenses, liabilities and other obligations of any kind whatsoever, direct or indirect, fixed or contingent, in law or in equity (collectively referred herein as "claims") which the Contractor now has or which may arise in the future and which are based in whole or in part on facts or events which the Contractor knows, or should have known, existing on or prior to the date of this modification with respect to the REAs and REA Supplements listed in Attachment A; and,

NOW THEREFORE, in order to fully and finally settle all issues with respect to the REAs and REA Supplements listed in Attachment A; the parties agree as follows:

1. As a result of the settlement, the target cost, target profit, target price and ceiling price are increased as follows:

Clin 0001  Target Cost    $4,500,000
           Target Price   $4,500,000
           Ceiling Price  $5,850,000

2. Under Section H: SPECIAL CONTRACT CLAUSES, Clauses H-11, the delivery date for MHC-53 is established as 17 March 1995.

3. The parties hereto have negotiated this modification on the basis that all matters which do or could give rise to Contractor entitlement, to schedule and/or price adjustments, to the extent based on events included or depicted in the REAs and/or REA Supplements related to this contract and listed in Attachment A, whether known or should have been known, and whether or not actually discussed by the parties during negotiations, have been included and incorporated into this agreement. The price and schedule adjustments herein, constitute the sole adjustments to which the contractor is entitled on account of any and all REAs, and REA Supplements related to this contract and listed in Attachment A, any and all impact, including all delay and disruption, whether local or cumulative.

4.  RELEASE

     a.  As used in this paragraph 4:

     (1) "Events" refer to any contract modification, any Government breach, any Government tort, any change order, any stop work order, any suspension of work, any acceleration order, any Government action or omission pertaining to Government property or information, and any other occurrence, action or omission (whether fortuitous or accidental, of or by the Government, Contractor or third party) to the extent included or depicted in the REAs and/or REA Supplements listed in Attachment A.

     (2) "Covered Events" refer to "Events" occurring on or before the effective date of this modification, whether formal or constructive, which were known or should have been known by the Contractor on the effective date of this modification, whether or not such events were discussed between the parties, all of which events: (i) arise out of or under or are in any way related to this contract and affect this contract, or (ii) arise out of or under or are in any way related to this contract and affect any other contract between the Contractor and the Government, or (iii) arise out of or under or are in any way related to any other contract between the Contractor and the Government or the Contractor and any third party and affect this contract but only to the extent of the effect on this contract.

     (3)  "Costs" include, but is not limited to, any or all:

(i)       direct performance (hardcore) and material costs;
(ii)      indirect costs;
(iii) delay and disruption costs including local, cumulative, and any other type;
(iv)      overhead costs;
(v) costs associated with dislocation, accelerations, and inefficiencies in performance;

(vi)      interest costs and other consideration for financing;
(vii) costs for preparing proposals, claims, and requests for equitable adjustment; and
(viii)    subcontract costs.

     b. In consideration for the provisions of this modification, the Contractor, for itself, its successors, assigns, vendors, suppliers, and subcontractors hereby remises, releases, and forever discharges the Government, its officers, agents, and employees from (i) any or all actual or potential entitlement of the Contractor to an equitable adjustment of the price and/or delivery schedule of this contract by reason of Covered Events, or the impact of Covered Events, (ii) any or all actual or potential liabilities to the Contractor for money damages and/or other relief for Covered Events or the impact of Covered Events upon this contract, (iii) any and all actual or potential entitlement of the Contractor to an equitable adjustment of the price and/or delivery schedule of any other Government contract or any contract between the Contractor and any third party by reason of Covered Events or the impact of Covered Events, and (iv) any and all actual or potential liabilities to the Contractor for money damages and/or other relief under or relating to any other Government contract or any contract between the Contractor and any third party for Covered Events, or for the impact of Covered Events, arising under or related to this contract. By this release, the Contractor does not release claims under any other Government contract for Covered Events solely arising under, or relating to, such other Government contract to the extent they do not affect this contract.

     c. The Contractor hereby confirms and acknowledges that in agreeing to the terms of this modification, it is releasing all rights to any entitlement for any and all costs under, and any and all impacts upon this contract or any other contract by reason of Covered Events, whether or not such costs and impacts of Covered Events are known or should have been known or should have been foreseeable as of the effective date of this modification, whether or not such costs and impacts of Covered Events have been discussed with, or for any reason reserved for future discussion with the Government, or have been made the basis for other assertions of claims or requests for equitable adjustment, whether or not such costs or impacts of Covered Events were, or are, incurred and sustained, respectively, before, on, or after the effective date of this modification, and whether or not such costs and impacts of Covered Events are caused directly by, indirectly by, cumulatively by, or in consequence of any of the Covered Events.

     d. The Contractor's release set forth in this provision is complete and final, no rights are reserved under this modification and, in any event, any and all such rights shall be deemed to have been waived without exception. Nothing set forth herein shall in any way affect or operate to reserve any item covered by another release executed by the Contractor either prior to, concurrent with, or subsequent to the date of the execution of this modification nor shall anything set forth herein in any way affect the operation of any statute, including but not limited to 10 USC 2405.

5. The parties agree that the retentions against this contract shall remain at the current level and that five percent (5%) of all amounts paid as a result of this modification shall be added to the current retentions.

6. The Contractor agrees that all amounts that were made available to be paid as extraordinary contractual relief will solely "revert to the Government". The total amount that was made available for payment as extraordinary contractual relief under this contract (N00024-89-C-2162) by modification P00012 is $3,478,203. For the purposes of this modification "revert to the Government" consists of the remittance of amounts previously paid to the Contractor and the de-obligation of the unexpended amounts under this CLIN 0010. Payment (remittance) shall be made by the Contractor to the Government within 20 working days from the effective date of this modification. The de-obligation of the unexpended amounts under this CLIN 0010 is effected by this modification. The specific amount(s) de-obligated is shown on the attached financial accounting data sheet.

7. Except as modified herein, all other terms and conditions, as heretofore changed remain unchanged and in full force and effect.


               (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

================================================================================================================================
                                    REA TITLE/SUBJECT           ORIGINAL        ORIGINAL            SUPLEMENT          TOTAL
                                                               SUBMISSION        TOTAL              SUBMITTAL       REQUESTED AS
                                                                 DATE                                 DATE           REVISED BY
                                                                                                                     SUPPLEMENTS
NEW CONST. SHIPYARDS         1.  Late Delivery of PennShip      01/10/92        $38,736,256           07/02/92       $36,669,986
DIVISION                         Material

                             2.  Bid Overhead                   02/20/92        $91,768,275       (1) 06/26/92   (1) $92,385,009

                             3.  T-AGS Priority                 06/10/92       $160,447,200       (2) 11/24/92  (2) $162,981,663

                             4.  Late Response                  07/23/92         $8,848,596           11/05/92         NO CHANGE
                                 to Eng Action
                                 Items-LSD (CV)

                             5.  Contract                       07/23/92         $2,628,958           11/05/92         NO CHANGE
                                 Deviations

                             6.  T-AGS                          07/23/92         $2,663,044           11/05/92         NO CHANGE
                                 Engineering


                             7.  T-AO Post                      10/12/92           $739,340               NONE         NO CHANGE
                                 Delivery


NAVY REPAIR SHIPYARDS        1.  Radford ROH                    04/18/91        $11,521,741               NONE         NO CHANGE
DIVISION

                             2.  Caron ROH                      01/17/92         $6,478,745               NONE         NO CHANGE

                             3.  Boone ROH                      07/31/92         $2,145,755               NONE         NO CHANGE
                             4.  Hall ROH                       07/31/92         $2,189,741               NONE         NO CHANGE

================================================================================

      (1) Agreed to include any affects of the "revised quantification model" submitted to DCAA via Serial No. CA-OVHD-055-REK dated July 21, 1992 ($129,231,507).

      (2) By Supplements dated June 8, 1993 and November 15, 1993, as certified on December 3, 1993 and December 30, 1993, the total requested as revised by these Supplements is $228,523,000. Agreed to include any affects of HMR 34 and HMR 35; certified via Serial No. CA-LSD/CV-419-JCM dated August 20, 1993.

ATTACHMENT A

==================================================================================================================================
                           REA TITLE/SUBJECT            ORIGINAL      ORIGINAL      SUPPLEMENT     SUPPLEMENT           TOTAL
                                                       SUBMISSION      TOTAL         SUBMITTAL       TOTAL           REQUESTED AS
                                                          DATE                         DATE                           REVISED BY
                                                                                                                     SUPPLEMENT
- ----------------------------------------------------------------------------------------------------------------------------------
MHC--GRP DIVISION   1.  REA #1 (MHC 53)                   06/27/91   $4,856,803.00        07/31/92   $2,376,024.00   $7,032,827.00
                                       89-C-2162   MHC53-2116-MLB                   MHC53-3111-GJB
- ----------------------------------------------------------------------------------------------------------------------------------
                    2.  REPAIR OF VOIDS (MHC-53)          07/02/92   $2,541,898.00  NONE           N/A              NO CHANGE
                                       89-C-2162    MHC53-3064-GJB

- ----------------------------------------------------------------------------------------------------------------------------------
                    3.  INSTALLATION & REMOVAL            08/12/92  $  575,497.00   NONE           N/A              NO CHANGE
                        OF JIGS (MHC 53, 56, & 57)  MHC54-0391-GJB
                                       89-C-2304
- ----------------------------------------------------------------------------------------------------------------------------------
                    4.  MAIN ENGINE BASE FRAMES           06/07/93  $  650,383.00   NONE           N/A              NO CHANGE
                        (MHC 53)                    MCH53-3482-KBD
                                       89-C-2162
- ----------------------------------------------------------------------------------------------------------------------------------
                    5.   MAIN ENGINE BASE FRAMES          06/07/93  $   80,728.00   NONE           N/A              NO CHANGE
                         (MHC 54, 56, & 57)         MHC54-0516-KBD
                                       90-C-2304
==================================================================================================================================
LCAC--AGM DIVISION  1.  PREP OF TECHNICAL                 09/17/92  $1,223,288.00         07/13/93     $374,966.00   $1,598,254.00
                        MANUALS                   175-5387                          175-5551
                                       87-C-2089
- ----------------------------------------------------------------------------------------------------------------------------------
                    2.  PREP OF TECHNICAL                09/25/92  $  417,168.00          07/13/93     $293,028.00     $710,196.00
                        MANUALS                   FLT3-3069                         FLT3-4047
                                       89-C-2110
- ----------------------------------------------------------------------------------------------------------------------------------
                    3.  PREP OF TECHNICAL                09/09/92  $  987,347.00    NONE           N/A              NO CHANGE
                        MANUALS                   LCAC-3146
                                       85-C-2148
- ----------------------------------------------------------------------------------------------------------------------------------
                    4.  PREP OF TECHNICAL                09/11/92  $1,795,950.00          07/13/93     $642,126.00   $2,638,076.00
                        MANUALS                   LCAC-3147                         LCAC-3210
                                       85-C-2148
- ----------------------------------------------------------------------------------------------------------------------------------
                    5.  WRONGFUL REJECTION               07/20/92  $  248,674.00          08/20/93     $121,517.00     $370,191.00
                        OF DELIVERY               FLT3-3092                         FLT3-4102
                                       89-C-2110
==================================================================================================================================

ATTACHMENT A

- --------------------------------------------------------------------------------

                        FINANCIAL ACCOUNTING DATA SHEET

 -------------------------------------------------------------------------------
  1. DOCUMENT NUMBER (PIIN)    2. SUPPL PIIN    3. DATE EFFECTIVE
                                                   YR.   MO.  DA.
     N00024-89-C-2162             P00020
 ---------------------------  ---------------  -------  ----  ------------------

  4. PROCUREMENT REQUEST NO.   5. PAYING OFC    6. TYPE OF MOD.   7. TAC.

     N00024-94-FR-91567                                               N/A
 ---------------------------  ---------------  ----------------  ---------------

  8.  9.               10.    11.    12.      13.     14.   15. ACCOUNTING DATA
  A     REFERENCE                                           --------------------
  C     DOCUMENT        REF   CLIN    SLIN    QTY     UNIT  A.    B.     C.
  T      NUMBER        ACRN                                 ACRN  APPRN   SUBHD
  C
  D.

 ---  ------------   -------  ----   ------   ----   ----- -----  -----  -------

  A   N0002494AFT8487         0001                          AG    1741694 8487

  A   N0002494AFT8487         0001                          AH    1741695 8487

  C   N0002492AFT8487         0010    AA                    AD    1721695 8487


 -------------------- ------------------------------------------------
  8.  9.              15.                ACCOUNTING DATA
  A     REFERENCE     ------------------------------------------------
  C     DOCUMENT       D. OBJ    E.  BCN     F.    G.      H.   I.
  T      NUMBER         CLASS   PARM     RM  SA    AAA     TT   PAA
  C
  D.
 --- ----------------- -------  ------ ----  ---   ------  ---  ------
                       K.    OTHER THAN NAVY ACCOUNTING DATA

 --- ----------------- -----------------------------------------------
  A   N0002494AFT8487     000    WA     WBT   0    068342  2D   000000

  A   N0002494AFT8487     000    WA     WBT   0    068342  2D   000000

  C   N0002492AFT8487     000    WA     WBB   0    068342  2D   000000
 --- ----------------- -------  ------ ----  ---   ------  ---  ------


 -------------------- ---------------------------------------------------------
  8.  9.              15.        ACCOUNTING DATA              16.
  A     REFERENCE
  C     DOCUMENT       J.    COST CODE
  T      NUMBER       PROJ. UNIT  MCC  PDLI&S                      AMOUNT
  C
  D.                   K.    OTHER THAN NAVY ACCOUNTING DATA

 ---  --------------- --------------------------------------- ------------------
  A   N0002494AFT8487  21865      215   0000                      $473,000.00

  A   N0002494AFT8487  21865      215   0000                    $5,377,000.00

  C   N0002492AFT8487  21865      215   0000                   ($3,478,203.00)
 ---  --------------- --------------------------------------- ------------------


         ACRN AD has an unexpended balance of $306,084.60 which is available for de-obligation pending remittance of amounts previously paid.


 ---  --------------- --------------------------------------- ------------------
                                           TOTAL                $2,371,797.00





 -------------------------------------------------------------------------------

 17. DEPUTY PROGRAM MANAGER, PMS 303B, Capt. Timothy M. Ahern

  SIGNATURE                   DATE

  /s/ Timothy M. Ahern         24 Jan 94

 -------------------------------------------------------------------------------
 18. COMPTROLLER CLEARANCE

    OBLIGATION OF FUNDS IS AUTHORIZED
   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE

   SIGNATURE                                   DATE
   /s/ V.F. Jefferson                            JAN 25 1994
   V.F. JEFFERSON
   BY DIRECTION OF
   CAPT. T.J. BARNETT
   DEPUTY COMMANDER/COMPTROLLER

 -------------------------------------------------------------------------------

NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)